UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2016

LUBY'S, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-8308 (Commission File Number)	74-1335253 (I.R.S. Employer Identification No.)

13111 Northwest Freeway, Suite 600 Houston, Texas (Address of principal executive offices)	77040 (Zip Code)

Registrant’s telephone number, including area code: (713) 329-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Employment Agreement Amendment

On February 4, 2016, Luby’s, Inc. (the “Company”) entered into a second amendment (the “Amendment”) to the Employment Agreement dated January 24, 2014 (the “Original Agreement”) between the Company and Christopher J. Pappas.

The Amendment extended the term of the Original Agreement to August 31, 2017. The Amendment did not change any other terms of the Original Agreement.

The Amendment was approved by the independent directors of the Company’s Board of Directors.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

In addition, the Company’s Board of Directors approved a cash bonus to Mr. Pappas in the amount of $225,000.

Luby’s Incentive Stock Plan

On February 4, 2016, at the 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”) of the Company, the Company’s shareholders approved the Luby’s Incentive Stock Plan (the “Stock Plan”). A summary of the Stock Plan is set forth under the caption “APPROVAL OF THE LUBY’S INCENTIVE STOCK PLAN (Item 4)” in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on December 16, 2015 (the “Proxy Statement”) and is incorporated herein by reference. The summary of the Stock Plan set forth therein does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Plan, which is filed as Annex A and Annex B (Certain Federal Income Tax Aspects) to the Proxy Statement and is incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

At the 2016 Annual Meeting, the proposals submitted to the Company’s shareholders, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. For more information about any of the proposals below please see the Proxy Statement.

The following nominees for directors were elected to serve one-year terms expiring at the 2017 annual meeting of shareholders:

Nominee	For	Against	Abstentions	Broker Non-votes
Gerald W. Bodzy	18,370,585	185,408	2,415	8,208,897
Judith Craven, M.D., M.P.H.	18,364,235	190,739	3,434	8,208,897
Arthur Emerson	18,368,328	187,762	2,318	8,208,897
Jill Griffin	18,366,628	189,239	2,541	8,208,897
J.S.B. Jenkins	18,366,500	189,143	2,765	8,208,897
Frank Markantonis	18,330,126	225,384	2,898	8,208,897
Joe McKinney	18,367,151	189,134	2,123	8,208,897
Gasper Mir, III	18,367,708	188,280	2,420	8,208,897
Christopher J. Pappas	18,362,510	193,548	2,350	8,208,897
Harris J. Pappas	18,348,279	204,084	6,045	8,208,897
Peter Tropoli	18,358,029	198,059	2,320	8,208,897

The appointment of Grant Thornton LLP as independent public accounting firm for the Company for the 2016 fiscal year was ratified:

For	Against	Abstentions	Broker Non-votes
26,200,637	539,742	26,926	—

The advisory vote on the compensation of the Company’s named Executive Officers was approved:

For	Against	Abstentions	Broker Non-votes
18,104,236	432,751	21,421	8,208,897

The vote on the Luby’s Incentive Stock Plan was approved:

For	Against	Abstentions	Broker Non-votes
18,026,817	519,955	11,636	8,208,897

Item 9.01.     Financial Statements and Exhibits.

Exhibit 10.1	Second Amendment dated as of February 4, 2016 to Employment Agreement dated as of January 24, 2014 between Luby’s, Inc. and Christopher J. Pappas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2016		LUBY'S, INC.

	By:	/s/ Christopher J. Pappas
Christopher J. Pappas
President and Chief Executive Officer

Exhibit Index

Exhibit 10.1	Second Amendment dated as of February 4, 2016 to Employment Agreement dated as of January 24, 2014 between Luby’s, Inc. and Christopher J. Pappas.